Exhibit 10.17

MORTGAGE NOTE

$667,000.00	October 20, 2017

FOR VALUE RECEIVED, 165 TOWNSHIP LINE ROAD OWNER LLC, a Delaware limited liability company (“Borrower”), hereby promises to pay to the order of BENEFICIAL BANK, a Pennsylvania financial institution (“Lender”), at its office at 1818 Beneficial Place, 1818 Market Street, 21st Floor, Philadelphia, PA 19103 or at such other address as may hereafter be specified by Lender, in lawful money of the United States of America, the principal sum of $667,000.00 (the “Loan”) or so much thereof as may be advanced from time to time to or for the benefit of Borrower by Lender pursuant to the terms of a Construction Loan and Security Agreement of even date herewith between Borrower and Lender (the “Loan Agreement”), together with interest thereon at the rate or rates and in the installments and times hereinafter set forth.

1. Definitions: The following terms shall have the following meanings:

(i) “Business Day” means a day of the week other than Saturday, Sunday or any legal holiday on which Lender’s offices in Philadelphia, PA are closed to the public.

(ii) “Default Rate” means a rate which is 5% per annum in excess of the interest rate then applicable to the Loan.

(iii) “Event of Default” shall have the meaning given to such term in the Loan Agreement.

(iv) “FHLB Rate” means the three year fixed rate as set forth in the most recent Weekly Rates Summary published by the Federal Home Loan Bank of Pittsburgh.

(v) “Note” means this Mortgage Note.

(vi) “Project” shall have the meaning given to such term in the Loan Agreement.

2. Interest Rate: From the date of the first advance of the Loan and continuing until the date repaid, the principal sum outstanding from time to time hereunder shall bear interest at the rate of 4.50% per annum.

3. Terms of Payment:

(a) Commencing on the first day of the first calendar month after the date of the first advance of the Loan, and continuing on the first day of each of the next eleven (11) calendar months thereafter, Borrower shall pay interest only in arrears, at the rate set forth in Section 2 hereof, on the outstanding principal balance of the Loan from time to time.

(b) Thereafter, commencing on the first day of the thirteenth (13th) calendar month after the first advance of the Loan, and continuing on the first day of each calendar month thereafter, Borrower shall pay principal and interest in arrears, in monthly installments equal to the level monthly payment required to fully amortize the Loan at the rate set forth in Section 2 hereof over a period of twenty-five (25) years. If Borrower extends the Maturity Date (as hereinafter defined) pursuant to Section 3(c) hereof, then commencing November 1, 2024, and continuing on the first day of each calendar month thereafter, Borrower shall pay principal and interest in arrears in monthly installments equal to the level monthly payment required to fully amortize the outstanding principal balance of the Loan on October 1, 2024, at the rate set forth in Section 3(c)(iv) hereof over a period of nineteen (19) years.

(c) The outstanding principal balance hereof, together with any accrued and unpaid interest thereon, shall be due and payable (unless sooner paid) on October 1, 2024 (the “Maturity Date”); provided, however, that Borrower shall have the option to extend the Maturity Date for one (1) additional period of three (3) years (the “Extension Term”), subject to the following terms and conditions:

(i) Borrower shall have requested and duly satisfied all conditions to the extension of the maturity date of the Acquisition Note;

(ii) Borrower shall give written notice of the exercise of such option to Lender at the same time Borrower gives notice of its election to extend the maturity of the Acquisition Note;

(iii) No Event of Default shall exist on the date of Borrower’s notice to extend or on the Maturity Date;

(iv) The Interest Rate during the Extension Term shall be fixed at the FHLB Rate plus 2.25%;

(v) Within ten (10) days after Lender’s receipt of Borrower’s notice of its extension request, Lender shall confirm whether Borrower has satisfied the conditions to the extension of the Maturity Date; and

(vi) if Lender confirms the satisfaction of such conditions, within ten (10) days after Borrower’s receipt of such confirmation, Borrower shall pay Lender a non- refundable extension fee equal to 0.125% of the then outstanding balance of the Loan.

If the Maturity Date is extended pursuant to this Paragraph 3(c), the Maturity Date shall be October 1, 2027, and the parties shall promptly execute an amendment to this Note confirming such extension, and the amount of the monthly installments of principal payable during the Extension Term, which shall be prepared by Lender’s counsel at Borrower’s expense.

(d) Interest on the principal balance of this Note shall be calculated on the basis of a 360-day year to the date of receipt by Lender at the place of payment designated above. If any payment is in an amount less than the amount then due, Lender may, at its option, add the amount of any such deficiency to the outstanding principal balance hereof.

4. Prepayment Privilege.

(a) Borrower may prepay this Note in full or in part at any time without fee, premium or penalty except as expressly provided in this Section 4, provided that Borrower gives Lender at least ten (10) Business Days’ written notice of such intent (provided that such notice may be revoked upon two (2) Business Days’ written notice to Lender) and such prepayment is accompanied by all accrued and unpaid interest on the Loan and:

(i) if such prepayment occurs prior to October 1, 2022, a prepayment premium equal to 2.0% of the amount prepaid;

(ii) if such prepayment occurs during the period of October 1, 2022 to June 30, 2024, a prepayment premium equal to 1.0% of the amount prepaid.

(b) Notwithstanding the foregoing or anything contained herein to the contrary:

(i) no prepayment premium shall be due in connection with any prepayment made from and after July 1, 2024; provided, however, that if Borrower extends the term pursuant to Section 3(c) hereof, if Borrower prepays the Loan during the period of November 1, 2024 – June 30, 2027, such prepayment shall be accompanied by a prepayment premium equal to 1% of the amount prepaid and no prepayment premium shall be due in connection with any prepayment made on or after July 1, 2027;

(ii) no prepayment premium shall be due in connection with a prepayment using funds from Lender from a refinance of the Loan with Lender; and

(iii) no prepayment premium shall be due in the event of a prepayment arising from the application of insurance proceeds or condemnation awards against the principal balance of the Loan.

(c) Upon the occurrence of an Event of Default and following acceleration of maturity of this Note by Lender, a tender of payment of or entry of judgment for the amount necessary to satisfy the entire unpaid principal balance declared due and payable shall be deemed a prepayment hereunder, and such payment or judgment must, therefore, include the amounts set forth in subsections 4(a)(i)-(ii) above, as applicable. Lender shall have the right to include and bid in such amounts as an amount due to Lender in connection with any foreclosure sale.

5. Late Charges: If any monthly installment of interest or interest and principal due hereunder (other than the outstanding principal balance of the Loan due on the Maturity Date) is not paid within ten (10) days of becoming due, Lender, at its option and without the waiver on its part of any other rights, privileges and options it may have or be entitled to by the terms of this Note or any of the other Loan Documents, may collect from Borrower a late charge to cover the extra expenses involved in handling delinquent payments equal to five percent (5%) of the delinquent installment.

6. Security: This Note is secured by, among other things, the Mortgage, Assignment of Leases, the General Collateral Assignment and the Guaranty.

7. Remedies: Upon the occurrence of an Event of Default, the entire unpaid principal balance of this Note, together with all interest accrued thereon and all other sums due or owed by Borrower hereunder or under the terms of any of the other Loan Documents shall, at the option of Lender and without notice to Borrower, become due and payable immediately with interest at the Default Rate. Interest at the Default Rate shall continue to accrue on any judgment Lender may obtain against Borrower on this Note or the Mortgage until the judgment and interest and costs have been paid in full. Lender may include the prepayment premium, if applicable, and reasonable attorney’s fees and costs of suit in any complaint, judgment or assessment of damages filed or entered pursuant to this Note and/or the Mortgage.

8. Remedies Cumulative: The remedies of Lender provided herein and the Loan Documents shall be in addition to, and not in limitation of, such other remedies as Lender may have under applicable statutes, rules of civil procedure, and/or common law. All of such remedies shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

9. Waivers: Borrower waives presentment for payment, demand, notice of demand, notice of non-payment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, except for notices specifically required hereunder. Liability hereunder shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender.

10. Replacement of Note. Upon receipt of an affidavit made by an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document that is not of public record and, in the case of any such destruction or mutilation, upon surrender and cancellation of such Note or any other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

11. Pledge to Federal Reserve. Lender may at any time pledge, endorse, assign, or transfer all or any portion of its rights under the Loan Documents including any portion of this Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act. 12.U.S.C. Section 341. No such pledge or enforcement thereof shall release Lender from its obligations under any of the Loan Documents.

12. Miscellaneous:

(a) Capitalized terms herein without definition shall have the meanings given to such terms in the Loan Agreement.

(b) This Note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns. If Borrower consists of more than one person or entity, the obligations of such person(s) and/or entities shall be joint and several and the word “Borrower” shall mean all or some or any of them.

(c) The captions contained in this Note are solely for the convenience of the parties hereto; they do not modify, amplify or give full notice of the terms and conditions of this Note.

(d) This Note shall be construed according to and be governed by the laws of the Commonwealth of Pennsylvania.

13. Notices: All notices given hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when sent in accordance with the notice provisions contained in the Loan Agreement.

14. CONFESSION OF JUDGMENT. UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN MONTGOMERY COUNTY, PENNSYLVANIA, OR ELSEWHERE, TO APPEAR FOR BORROWER IN ANY SUCH COURT IN AN APPROPRIATE ACTION THERE BROUGHT OR TO BE BROUGHT AGAINST BORROWER AT THE SUIT OF LENDER ON THIS NOTE, AND THEREIN TO CONFESS JUDGMENT AGAINST BORROWER FOR ALL SUMS DUE FROM BORROWER TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY’S FEE FOR COLLECTION OF $25,000.00; AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THIS WARRANT OF ATTORNEY SHALL BE EFFECTIVE ONLY AFTER AN EVENT OF DEFAULT, BUT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, BUT SHALL CONTINUE FROM TIME TO TIME UNTIL ALL SUMS OWED LENDER HEREUNDER ARE PAID IN FULL.

BORROWER HEREBY RELEASES LENDER AND SAID ATTORNEY OR ATTORNEYS FROM ALL PROCEDURAL ERRORS, DEFECTS AND IMPERFECTIONS WHATSOEVER IN ENTERING JUDGMENT BY CONFESSION HEREON AS AFORESAID OR IN ISSUING ANY PROCESS OR INSTITUTING ANY PROCEEDINGS RELATING THERETO AND HEREBY WAIVES ALL BENEFIT THAT MIGHT ACCRUE TO BORROWER BY VIRTUE OF ANY PRESENT OR FUTURE LAWS EXEMPTING THE PROJECT, AND ANY OTHER COLLATERAL FOR THIS NOTE, OR ANY PART OF THE PROCEEDS ARISING FROM ANY SALE OF ANY SUCH PROJECT, FROM ATTACHMENT, LEVY OR SALE UNDER EXECUTION, OR PROVIDING FOR ANY STAY OF EXECUTION, EXEMPTION FROM CIVIL PROCESS OR EXTENSION OF TIME, AND AGREES THAT SUCH PROJECT MAY BE SOLD TO SATISFY ANY JUDGMENT ENTERED ON THIS NOTE OR THE MORTGAGE, IN WHOLE OR IN PART AND IN ANY ORDER AS MAY BE DESIRED BY LENDER.

[Signature on Following Page]

BORROWER CONFIRMS TO LENDER THAT: (I) IT IS A BUSINESS ENTITY AND THAT ITS PRINCIPALS ARE KNOWLEDGEABLE IN BUSINESS MATTERS; (II) THE TERMS OF THIS NOTE, INCLUDING THE FOREGOING WARRANT OF ATTORNEY TO CONFESS JUDGMENT, HAVE BEEN NEGOTIATED AND AGREED UPON IN A COMMERCIAL CONTEXT, AND (III) ITS PRINCIPALS HAVE FULLY REVIEWED THE AFORESAID WARRANT OF ATTORNEY TO CONFESS JUDGMENT WITH THEIR OWN COUNSEL AND UNDERSTAND THAT BORROWER IS WAIVING CERTAIN RIGHTS IT WOULD OTHERWISE POSSESS.

IN WITNESS WHEREOF, Borrower has duly executed this Note under seal the day and year first above mentioned.

BORROWER:

165 TOWNSHIP LINE ROAD OWNER LLC, a Delaware limited liability company

By:	165 TOWNSHIP LINE ROAD MEMBER LLC, a Delaware limited liability company, its sole member

By:	165 Township Line Road Managing Member, LLC, a Delaware limited liability company, its managing member

By:	JOSS Realty Partners B LLC, a Delaware limited liability company, its managing member

By:	/s/ Larry Botel
Larry Botel, Sole member